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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 11, 1992 included in Mattel, Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement.



ARTHUR ANDERSEN & CO.

Rochester, New York
 August 1, 1994